EXHIBIT 24(a)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Joe T. Ford
                                                     ---------------------------
                                             Name:       Joe T. Ford

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/  Dennis  E. Foster
                                                     ---------------------------

                                             Name:        Dennis E. Foster

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Scott T. Ford
                                                     ---------------------------
                                             Name:       Scott T. Ford

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Jeffery R. Gardner
                                                     ---------------------------
                                             Name:       Jeffery R. Gardner

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed:  /s/ John R. Belk
                                                     ---------------------------
                                             Name:        John R. Belk

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Charles H. Goodman
                                                     ---------------------------
                                             Name:       Charles H. Goodman

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Emon A. Mahony, Jr.
                                                     ---------------------------
                                             Name:       Emon A. Mahony

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ John P. McConnell
                                                     ---------------------------
                                             Name:       John P. McConnell

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Frank E. Reed
                                                     ---------------------------
                                             Name:       Frank E. Reed

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Ronald Townsend
                                                     ---------------------------
                                             Name:       Ronald Townsend

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Lawrence Tew, the sole stockholder of Southern Data, Inc.
("Southern Data"), in connection with ALLTEL's acquisition of Southern Data, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ William H. Zimmer, Jr.
                                                     ---------------------------
                                             Name:       William H. Zimmer, Jr.

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Joe T. Ford
                                                     ---------------------------
                                             Name:       Joe T. Ford

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/  Dennis  E. Foster
                                                     ---------------------------

                                             Name:        Dennis E. Foster

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Scott T. Ford
                                                     ---------------------------
                                             Name:       Scott T. Ford

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Jeffery R. Gardner
                                                     ---------------------------
                                             Name:       Jeffery R. Gardner

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed:  /s/ John R. Belk
                                                     ---------------------------
                                             Name:        John R. Belk

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Charles H. Goodman
                                                     ---------------------------
                                             Name:       Charles H. Goodman

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Emon A. Mahony, Jr.
                                                     ---------------------------
                                             Name:       Emon A. Mahony

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ John P. McConnell
                                                     ---------------------------
                                             Name:       John P. McConnell

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Frank E. Reed
                                                     ---------------------------
                                             Name:       Frank E. Reed

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ Ronald Townsend
                                                     ---------------------------
                                             Name:       Ronald Townsend

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of ALLTEL, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by Don Cooksey, the principal stockholder of Advanced Information Resources, Ltd. ("AIR"), in connection with ALLTEL's acquisition of AIR, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 1999.


                                             Signed: /s/ William H. Zimmer, Jr.
                                                     ---------------------------
                                             Name:       William H. Zimmer, Jr.